UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: November 1, 2014 through October 31, 2015

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS

Convertible Opportunities and Income Fund (CHI)

ANNUAL REPORT OCTOBER 31, 2015

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

John P. Calamos, Sr.

CEO and Global Co-CIO

Dear Fellow Shareholder,

Welcome to your annual report for the 12-month period ended October 31, 2015. In this report, you will find commentary from the management teams of the Calamos Funds as well as a listing of portfolio holdings, financial statements and highlights and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos Funds that could be suitable for your asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income with a less rate sensitive approach, while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the speculation surrounding the Federal Reserve’s fiscal activities and the potential impact on interest rates and the fixed income markets.

Steady Distributions

During the period, the Fund provided a steady monthly distribution of $0.0950 per share. We believe the Fund’s current annualized distribution rate, which was 10.95%* on a market price basis as of October 31, 2015, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/15/15 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0098 is paid from ordinary income or capital gains and that approximately $0.0852 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	1

Letter to Shareholders

factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 42.)

Market Environment

Investor sentiment shifted back and forth from a “risk-on” to “risk-off” mindset throughout the period. Markets were heartened by factors including continued global accommodative monetary policy, declining U.S. unemployment and healthy consumer activity, and encouraging economic data points in the euro zone. However, investors remained concerned about global monetary policy, including the Federal Reserve’s interest rate strategy. Fears of slowing global growth, especially in China, also contributed to investor anxiety, as did political concerns, which ranged from long-standing global geopolitical tensions to future health care legislation in the U.S.

The U.S. market advanced, with the S&P 500 Index gaining 5.20%. The U.S. convertible market lagged for the year, as the BofA ML All U.S. Convertibles Index fell 0.13%, as some of the smaller-cap companies included in the index came under pressure during the final months of the period. The Credit Suisse High Yield Index lost 2.43%, challenged by the high exposure to the struggling energy sector.

We believe the headwinds for traditional fixed income asset classes remain formidable, given paltry yields and the risks associated with an eventual rise in U.S. short-term interest rates. The high yield asset class, particularly energy issuers and bonds rated CCC and below, has also faced pressure due to falling commodity prices, global growth concerns, an approaching rate hike by the Fed, and an increase in expected default rates. As investors have moved to a risk-off posture, we’ve seen a significant widening of spreads. However, we believe that at current valuations, there are opportunities within the high yield market to generate compelling returns over the next year, especially relative to other segments of the fixed income market.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure.

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Letter to Shareholders

Consistent with our focus on risk management, we have employed techniques that we believe will hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur. However, we will continue to assess the costs versus benefits of employing swaps as part of our leverage strategy.

Outlook

Looking forward, our view is that market volatility is likely to remain high due to global economic, fiscal and monetary policy unknowns. Nonetheless, our team sees many opportunities for investors who take a long-term approach. Our positioning continues to reflect a focus on risk management, as we carefully assess the impact and interaction of top-down macroeconomic factors, market sentiment, and company-specific characteristics.

We believe diversification and thoughtful asset allocation are powerful strategies for navigating these markets. For example, although a higher interest rate environment in the U.S. may create challenges for funds that rely on traditional fixed income securities, other types of investments—such as convertible securities—may help diversify a portfolio’s vulnerability to short-term downturns in the stock market, likely with reduced sensitivity to interest rates.

Also, we believe a more normal interest rate environment can fuel stronger economic growth. For example, in an expanding economy, higher interest rates can provide greater incentive for banks to extend loans to small businesses because lending activities would be more profitable. Small businesses are an important engine of job growth, so with increased access to capital, small businesses are better positioned to grow and hire more people.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	3

Letter to Shareholders

In closing, we thank you for your continued trust in Calamos Investments. We are honored you have chosen us to help you achieve your financial objectives. If you’d like to learn more about our views on the markets and investment opportunities, please visit us at www.calamos.com for commentary, blogs and videos.

Sincerely,

John P. Calamos, Sr.

Founder, CEO and Global Co-CIO

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The BofA ML All U.S. Convertibles Index (VXA0) represents the U.S. convertible market. The Credit Suisse High Yield index represents the U.S. high yield bond market. The S&P 500 Index represents the U.S. equity market. Source: Lipper.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 42.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/15
Common Shares – Inception 6/26/02
	1 Year	Since Inception**
On Market Price	-16.54%	8.09%
On NAV	-4.69%	9.40%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	22.2%
Consumer Discretionary	18.2
Health Care	16.2
Financials	9.6
Energy	8.3
Industrials	7.2
Telecommunication Services	4.1
Materials	3.5
Consumer Staples	3.3
Utilities	3.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes.

We invest in a diversified portfolio of convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains and income. We believe the broader range of security types also provides increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. During the fiscal year ended October 31, 2015, the Fund maintained a high proportional exposure to convertible assets. We believe such exposure, which constituted over half the portfolio at the end of the period, positions us well to participate in the equity markets in a risk-managed manner in 2016.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in globalization with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund lost 4.69% on a net asset value (NAV) basis and declined 16.54% on a market price basis for the 12-month period ended October 31, 2015 versus the 2.43% decrease of the Credit Suisse High Yield Index for the same period and 0.13% drop for the BofA ML All U.S. Convertibles Index.

Convertible-oriented closed-end funds (CEFs) have experienced especially wide disconnects in prices versus net asset values (NAV), exacerbated by the recent sell-off in the high yield sector. We believe the sell-off of Calamos CEFs is largely sentiment driven and not in line with fundamentals, as evidenced by NAV performance that is much more aligned with comparable indexes. We believe this may present a great entry point for investors who can look past the short-term emotion driving the CEF market and instead focus on fundamentals. We believe Calamos has a well-established track record of navigating market volatility and using innovative strategies to generate income with less vulnerability to duration risk.

At the end of the reporting period, the Fund’s shares traded at a 10.87% discount to net asset value.

6	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0950 per share, resulting in a current annualized distribution rate of 10.95% of market price as of October 31, 2015.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2015, the dividend yield of S&P 500 Index stocks averaged approximately 2.0%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.14% and 2.92%, respectively.

What factors influenced performance over the reporting period?

Downturns in both the high yield and convertible bond markets detracted from the Fund’s performance over the course of the year. The high yield market, as measured by the Credit Suisse High Yield Index, decreased 2.43% for the period. In addition, the convertible bond market, as measured by the BofA ML All U.S. Convertibles Index, dipped 0.13% during the period.

ASSET ALLOCATION AS OF 10/31/15

Fund asset allocations are based on total investments and may vary over time.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	7

Investment Team Discussion

From an economic sector perspective, selection in and an overweight to health care securities, namely biotechnology, managed health care and pharmaceuticals names, contributed to performance. In addition, the Fund was helped by its underweight to the struggling energy sector.

Our selection in and underweight to telecommunication services, notably alternative carriers, inhibited our performance relative to the Credit Suisse High Yield Index. In addition, our selection in information technology companies, specifically semiconductor equipment, semiconductors and Internet services, lagged relative to the index.

How is the Fund positioned?

We continue to hold our highest allocations in the BB credit tier as we believe this exposure will offer investors a better risk/return dynamic while continuing to provide regular income. Given our limited exposure to bonds rated below B, we were less negatively impacted than other comparable funds that invest in lower-credit high yield bonds. From an economic sector perspective, our heaviest exposures are in the information technology, health care and consumer discretionary sectors. We believe that these sectors should outperform given where we are in the economic recovery cycle and current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of October 31, 2015, 55% of our portfolio was invested in convertible securities. We believe this will enable our shareholders to take advantage of opportunities in the general equity markets as we are not deterred by recent market volatility. Long-term, however, we believe patient investors will be rewarded for an allocation to convertibles and high yield at current levels.

The average credit quality of the portfolio is higher than that of the BofA ML All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. This worked well for us as lower-credit securities came under pressure, especially during the third quarter of 2015. We currently view the lowest credit tiers of the market as less attractive, in spite of their recent sell-off, given their pricing and our outlook for a slower-growth global economy. That said, we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable for our investors.

Additionally, where the risk/reward is compelling, we are investing in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing very well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing, what we believe to be, reasonable debt levels to fund their operations.

The portfolio is employing leverage at 29%. We currently borrow through floating rate bank debt. Given low borrowing rates, this has been beneficial to the performance of the Fund. In addition, 26% of our floating rate debt is hedged through interest rate swaps. This is a defensive strategy that we believe mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

What are your closing thoughts for Fund shareholders?

We believe that investing in convertibles provides a means to participate in a portion of the equity market upside and to achieve a measured degree of downside protection. We believe markets to remain turbulent, which we see as a positive for convertibles. In

8	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Investment Team Discussion

this respect, we believe returns are best viewed over a full market cycle. As we maintain an overall cautiously optimistic view of the U.S. economy, we believe exposure to equity-sensitive convertibles will allow the Fund to optimize total return. We are also encouraged by the strong continued issuance of convertibles, which we believe will provide broad investment opportunities through the space. We believe our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	9

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (55.6%)
	Consumer Discretionary (12.7%)
1,375,000	Altice Luxembourg, SA* 7.750%, 05/15/22	$1,327,734
540,000	Argos Merger Sub, Inc.*m 7.125%, 03/15/23	568,688
	CalAtlantic Group, Inc.m
5,400,000	6.625%, 05/01/20^	5,987,250
1,463,000	5.375%, 10/01/22	1,494,089
2,406,000	CCO Safari II, LLC*m 4.908%, 07/23/25	2,451,112
1,334,000	Century Communities, Inc.m 6.875%, 05/15/22	1,257,295
6,000,000	Cooper Tire & Rubber Companym^ 8.000%, 12/15/19	6,761,250
4,444,000	Dana Holding Corp.m^ 6.750%, 02/15/21	4,632,870
	DISH DBS Corp.
5,361,000	7.875%, 09/01/19m	5,876,996
3,559,000	6.750%, 06/01/21	3,690,238
3,078,000	5.125%, 05/01/20m	3,070,305
3,927,000	Dufry Finance, SCA*m 5.500%, 10/15/20	4,088,989
1,473,000	GameStop Corp.*m 5.500%, 10/01/19	1,540,206
2,292,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	2,369,355
1,301,000	Goodyear Tire & Rubber Companym^ 8.250%, 08/15/20	1,361,171
2,327,000	Hasbro, Inc.m^ 6.600%, 07/15/28	2,682,659
	L Brands, Inc.
2,946,000	7.600%, 07/15/37m^	3,238,759
1,178,000	6.875%, 11/01/35*	1,223,648
835,000	5.625%, 02/15/22m	908,584
668,000	6.950%, 03/01/33m^	701,818
1,383,000	Liberty Interactive, LLCm 8.250%, 02/01/30	1,435,727
	Meritage Homes Corp.m
3,338,000	7.150%, 04/15/20^	3,661,369
1,873,000	7.000%, 04/01/22	2,049,764
1,836,000	NCL Corp., Ltd. - Class Cm 5.000%, 02/15/18	1,873,867
2,774,000	Netflix, Inc.m^ 5.375%, 02/01/21	2,935,239
2,749,000	Numericable-SFR SAS* 6.000%, 05/15/22	2,749,000
2,528,000	Outerwall, Inc.m 6.000%, 03/15/19	2,535,900
2,258,000	Penske Automotive Group, Inc.m 5.375%, 12/01/24	2,296,104
1,865,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	1,927,944

PRINCIPAL AMOUNT		VALUE

3,795,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	$4,421,175
3,436,000	Service Corp. Internationalm^ 7.500%, 04/01/27	4,026,562
2,867,000	Six Flags Entertainment Corp.*m 5.250%, 01/15/21	2,972,721
2,944,000	Taylor Morrison Communities, Inc.*m 5.250%, 04/15/21	3,004,720
2,946,000	Time, Inc.*m 5.750%, 04/15/22	2,955,206
	Toll Brothers Finance Corp.m
4,172,000	5.625%, 01/15/24	4,458,825
1,129,000	4.000%, 12/31/18	1,175,571
	ZF North America Capital, Inc.*m
2,307,000	4.750%, 04/29/25	2,268,069
1,400,000	4.500%, 04/29/22	1,407,875

		103,388,654

	Consumer Staples (2.8%)
2,111,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	2,079,335
3,584,000	Fidelity & Guaranty Life Holdings, Inc.*m 6.375%, 04/01/21	3,783,360
4,878,000	JBS USA, LLC*m^ 7.250%, 06/01/21	5,109,705
5,302,000	Land O’Lakes, Inc.*m 6.000%, 11/15/22	5,686,395
	Post Holdings, Inc.
1,799,000	7.375%, 02/15/22m	1,900,194
658,000	7.750%, 03/15/24*	706,528
3,093,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	3,315,309

		22,580,826

	Energy (8.7%)
3,280,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	2,533,800
	Berry Petroleum Company, LLCm
2,455,000	6.375%, 09/15/22	896,075
687,000	6.750%, 11/01/20	267,071
1,178,000	Bill Barrett Corp.m^ 7.000%, 10/15/22	790,732
2,013,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.*m 6.125%, 11/15/22	1,889,704
2,455,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	1,778,341
2,209,000	Calfrac Holdings, LP*m^ 7.500%, 12/01/20	1,250,846
	Calumet Specialty Products Partners, LP
2,258,000	7.625%, 01/15/22m	2,186,026
804,000	6.500%, 04/15/21	752,745
	Carrizo Oil & Gas, Inc.m
4,340,000	7.500%, 09/15/20	4,348,137
1,325,000	6.250%, 04/15/23	1,259,578

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

5,590,000	Cimarex Energy Companym^ 5.875%, 05/01/22	$5,912,012
5,367,000	Drill Rigs Holdings, Inc.*^ 6.500%, 10/01/17	3,720,002
781,000	Eclipse Resources Corp.*^ 8.875%, 07/15/23	611,133
	Energy Transfer Equity, LPm
2,847,000	5.875%, 01/15/24	2,759,811
859,000	5.500%, 06/01/27	765,047
4,664,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	2,885,850
2,474,000	Gulfport Energy Corp.m^ 7.750%, 11/01/20	2,461,630
5,400,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	5,325,750
	Linn Energy, LLC / Linn Energy Finance Corp.m
1,473,000	8.625%, 04/15/20	383,901
982,000	6.500%, 05/15/19	269,436
3,044,000	MarkWest Energy Partners, LPm 4.875%, 06/01/25	2,870,872
	Oasis Petroleum, Inc.m
4,114,000	6.500%, 11/01/21	3,535,469
1,227,000	6.875%, 01/15/23^	1,062,122
2,229,000	Pacific Drilling, SA*m 5.375%, 06/01/20	1,174,404
2,699,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	2,192,937
738,000	Rice Energy, Inc.* 7.250%, 05/01/23	696,949
4,909,000	SEACOR Holdings, Inc.m^ 7.375%, 10/01/19	4,979,567
1,630,000	Seventy Seven Operating, LLCm 6.625%, 11/15/19	966,794
1,767,000	SM Energy Companym 6.500%, 11/15/21	1,754,852
3,535,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	3,369,297
6,333,000	W&T Offshore, Inc. 8.500%, 06/15/19	2,841,934
2,730,000	Western Refining, Inc.m 6.250%, 04/01/21	2,721,469

		71,214,293

	Financials (3.6%)
2,357,000	AON Corp.m^ 8.205%, 01/01/27	2,978,659
3,663,000	Black Knight InfoServ, LLCm 5.750%, 04/15/23	3,842,011
2,020,000	Brookfield Residential Properties, Inc.* 6.375%, 05/15/25	1,949,300
	DuPont Fabros Technology, LPm
1,276,000	5.875%, 09/15/21	1,338,205
908,000	5.625%, 06/15/23	926,728

PRINCIPAL AMOUNT		VALUE

1,964,000	Equinix, Inc.m 5.375%, 04/01/23	$2,043,787
2,826,000	First Cash Financial Services, Inc.m 6.750%, 04/01/21	2,836,597
285,000	Iron Mountain, Inc.* 6.000%, 10/01/20	301,922
2,798,000	Jefferies Finance, LLC*m 7.375%, 04/01/20	2,749,035
2,248,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	2,069,565
5,400,000	Neuberger Berman Group, LLC*m^ 5.875%, 03/15/22	5,653,395
2,651,000	Quicken Loans, Inc.*m^ 5.750%, 05/01/25	2,634,431

		29,323,635

	Health Care (6.3%)
3,927,000	Acadia Healthcare Company, Inc.m 5.625%, 02/15/23	3,961,361
3,166,000	Alere, Inc. 6.500%, 06/15/20	3,280,767
3,687,000	Community Health Systems, Inc.m 7.125%, 07/15/20	3,786,088
3,044,000	DaVita HealthCare Partners, Inc.m 5.125%, 07/15/24	3,099,172
	Endo International, PLC*‡
7,364,000	7.250%, 12/15/20m	7,617,137
666,000	7.750%, 01/15/22	691,807
	HCA Holdings, Inc.m
7,855,000	5.875%, 05/01/23	8,375,394
1,905,000	6.250%, 02/15/21	2,083,594
1,051,000	Hologic, Inc.*m 5.250%, 07/15/22	1,093,697
1,777,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 6.375%, 08/01/23	1,778,111
1,227,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	1,155,681
882,000	Surgical Care Affiliates, Inc.* 6.000%, 04/01/23	889,166
6,038,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	6,132,344
	Valeant Pharmaceuticals International, Inc.*
6,087,000	7.000%, 10/01/20m^	5,611,453
485,000	5.875%, 05/15/23m	411,341
363,000	5.500%, 03/01/23	306,508
933,000	VPII Escrow Corp.*m 6.750%, 08/15/18	898,596

		51,172,217

	Industrials (7.3%)
4,615,000	ACCO Brands Corp.m 6.750%, 04/30/20	4,935,166

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	11

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

6,087,000	Deluxe Corp.m 6.000%, 11/15/20	$6,440,807
2,680,000	Edgen Murray Corp.* 8.750%, 11/01/20	2,855,888
2,165,000	Garda World Security Corp.* 7.250%, 11/15/21	1,982,328
2,774,000	GrafTech International, Ltd.m 6.375%, 11/15/20	1,619,323
4,472,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	4,589,390
	Icahn Enterprises, LPm
3,059,000	5.875%, 02/01/22^	3,154,594
2,317,000	6.000%, 08/01/20^	2,424,161
535,000	4.875%, 03/15/19	548,375
3,436,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	3,573,440
	Meritor, Inc.m
2,016,000	6.250%, 02/15/24	1,937,880
1,576,000	6.750%, 06/15/21	1,559,255
	Michael Baker International, LLC*m
2,046,000	8.250%, 10/15/18	2,019,146
1,523,225	8.875%, 04/15/19	1,241,428
2,946,000	Navistar International Corp. 8.250%, 11/01/21	2,310,769
1,771,000	Nortek, Inc.m 8.500%, 04/15/21	1,888,329
3,240,000	Terex Corp.m 6.000%, 05/15/21	3,221,775
1,988,000	Titan International, Inc.m 6.875%, 10/01/20	1,699,740
2,307,000	TransDigm, Inc. 5.500%, 10/15/20	2,332,954
2,258,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	2,400,536
	United Rentals North America, Inc.m
5,400,000	7.625%, 04/15/22	5,865,750
1,375,000	6.125%, 06/15/23	1,437,734

		60,038,768

	Information Technology (5.7%)
3,142,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	3,330,520
	Amkor Technology, Inc.m
3,230,000	6.375%, 10/01/22^	3,139,156
922,000	6.625%, 06/01/21	912,204
1,129,000	Anixter, Inc.* 5.500%, 03/01/23	1,167,104
7,855,000	Belden, Inc.*m 5.500%, 09/01/22	7,800,997
3,363,000	Cardtronics, Inc.m 5.125%, 08/01/22	3,285,231
2,749,000	CommScope Technologies Finance, LLC*m 6.000%, 06/15/25	2,800,544

PRINCIPAL AMOUNT		VALUE

6,382,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	$6,968,346
3,927,000	J2 Global, Inc.m 8.000%, 08/01/20	4,177,346
2,955,000	Nuance Communications, Inc.*m^ 5.375%, 08/15/20	3,008,559
1,964,000	NXP Semiconductors, NV*m 5.750%, 02/15/21	2,074,475
4,423,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	4,583,334
3,338,000	ViaSat, Inc.m 6.875%, 06/15/20	3,529,935

		46,777,751

	Materials (3.8%)
882,000	Alcoa, Inc.^ 5.125%, 10/01/24	874,834
3,240,000	ArcelorMittal, SA 6.125%, 06/01/25	2,802,600
1,409,000	Chemtura Corp.m 5.750%, 07/15/21	1,431,016
	First Quantum Minerals, Ltd.*
734,000	7.000%, 02/15/21	551,418
725,000	6.750%, 02/15/20	555,984
	FMG Resources (August 2006) Pty, Ltd.*^
1,375,000	8.250%, 11/01/19	1,161,875
756,000	9.750%, 03/01/22	757,890
4,330,000	Greif, Inc.m 7.750%, 08/01/19	4,822,537
	INEOS Group Holdings, SA*^
2,160,000	6.125%, 08/15/18	2,188,350
1,178,000	5.875%, 02/15/19	1,176,527
3,766,000	New Gold, Inc.*m 7.000%, 04/15/20	3,532,979
2,307,000	PH Glatfelter Companym 5.375%, 10/15/20	2,332,954
	Sealed Air Corp.*m
2,018,000	6.500%, 12/01/20	2,266,466
884,000	5.250%, 04/01/23	924,885
3,927,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	3,961,361
2,749,000	United States Steel Corp.m^ 6.875%, 04/01/21	1,993,025

		31,334,701

	Telecommunication Services (3.7%)
1,999,000	CenturyLink, Inc.m 6.750%, 12/01/23	1,987,576
	Frontier Communications Corp.
2,731,000	7.625%, 04/15/24m	2,457,900
1,939,000	11.000%, 09/15/25*	2,033,526
373,000	10.500%, 09/15/22*	387,221
281,000	6.875%, 01/15/25m	243,767

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

	Intelsat, SA
5,498,000	7.750%, 06/01/21	$3,322,854
393,000	8.125%, 06/01/23	234,817
196,000	Neptune Finco Corp.* 10.125%, 01/15/23	207,025
2,307,000	SBA Communications Corp.m 5.625%, 10/01/19	2,415,141
	Sprint Corp.m
11,016,000	7.875%, 09/15/23	10,217,340
1,453,000	7.125%, 06/15/24	1,278,640
1,016,000	7.250%, 09/15/21	934,085
4,615,000	T-Mobile USA, Inc.m 6.625%, 04/01/23	4,721,722

		30,441,614

	Utilities (1.0%)
2,946,000	AES Corp.m 7.375%, 07/01/21	3,148,537
4,870,000	AmeriGas Finance Corp.m^ 7.000%, 05/20/22	5,140,894

		8,289,431

	TOTAL CORPORATE BONDS (Cost $470,866,240)	454,561,890

CONVERTIBLE BONDS (55.9%)
	Consumer Discretionary (11.6%)
7,100,000	CalAtlantic Group, Inc.m 1.250%, 08/01/32	8,050,335
3,200,000	Ctrip.com International, Ltd.* 1.000%, 07/01/20	3,571,680
	Jarden Corp.^
8,015,000	1.125%, 03/15/34	8,823,754
6,000,000	1.500%, 06/15/19m	7,607,640
15,850,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)m§ 0.750%, 03/30/43	25,433,068
5,821,000	Liberty Media Corp. 1.375%, 10/15/23	5,964,197
	Priceline Group, Inc.
11,500,000	0.350%, 06/15/20m^	14,965,697
3,350,000	0.900%, 09/15/21	3,562,340
2,800,000	1.000%, 03/15/18m^	4,456,466
14,250,000	Tesla Motors, Inc.m^ 1.250%, 03/01/21	12,435,904

		94,871,081

	Energy (1.9%)
8,500,000	Chesapeake Energy Corp.m 2.250%, 12/15/38	6,083,535
11,100,000	Whiting Petroleum Corp.* 1.250%, 04/01/20	9,718,549

		15,802,084

PRINCIPAL AMOUNT			VALUE

		Financials (4.5%)
		Ares Capital Corp.m
7,300,000		4.750%, 01/15/18	$7,545,827
4,027,000		5.750%, 02/01/16	4,055,048
1,600,000	EUR	Azimut Holding, S.p.A.m 2.125%, 11/25/20	2,144,278
3,000,000		Extra Space Storage, LP*^ 3.125%, 10/01/35	3,175,395
3,500,000		IAS Operating Partnership, LP*m 5.000%, 03/15/18	3,333,452
4,400,000		MGIC Investment Corp.m^ 2.000%, 04/01/20	6,420,062
4,200,000		Spirit Realty Capital, Inc.m 2.875%, 05/15/19	4,063,311
2,900,000		Starwood Property Trust, Inc.m^ 4.550%, 03/01/18	2,935,192
3,300,000		Starwood Waypoint Residential Trust 3.000%, 07/01/19	3,220,058

			36,892,623

		Health Care (10.9%)
5,288,000		Acorda Therapeutics, Inc.m^ 1.750%, 06/15/21	5,608,294
5,711,000		BioMarin Pharmaceutical, Inc.m 1.500%, 10/15/20	8,280,065
5,900,000		Cepheid^ 1.250%, 02/01/21	5,259,968
5,950,000		Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	7,298,954
3,450,000		Gilead Sciences, Inc.m^ 1.625%, 05/01/16	16,545,562
8,300,000		Hologic, Inc.‡ 0.000%, 12/15/43	10,560,961
6,400,000		Illumina, Inc.m^ 0.500%, 06/15/21	6,891,744
3,190,000		Impax Laboratories, Inc.* 2.000%, 06/15/22	2,934,449
1,435,000		Incyte Corp.^ 1.250%, 11/15/20	3,346,133
5,400,000		Isis Pharmaceuticals, Inc.*m^ 1.000%, 11/15/21	5,402,538
3,489,000		Medidata Solutions, Inc. 1.000%, 08/01/18	3,673,411
5,342,000		Molina Healthcare, Inc.m^ 1.625%, 08/15/44	6,552,043
2,500,000		NuVasive, Inc. 2.750%, 07/01/17	3,139,538
4,045,000		Wright Medical Group, Inc.*m 2.000%, 02/15/20	3,839,292

			89,332,952

		Industrials (0.4%)
2,022,000		Air Lease Corp.m 3.875%, 12/01/18	2,756,542

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	13

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

	Information Technology (25.7%)
3,300,000	Citrix Systems, Inc.m^ 0.500%, 04/15/19	$3,760,053
5,150,000	Euronet Worldwide, Inc.*m^ 1.500%, 10/01/44	6,593,751
2,700,000	Finisar Corp. 0.500%, 12/15/33	2,425,964
	FireEye, Inc.*
8,077,000	1.000%, 06/01/35	6,979,699
4,826,000	1.625%, 06/01/35	4,061,948
3,300,000	HomeAway, Inc. 0.125%, 04/01/19	3,162,885
2,797,000	Integrated Device Technology, Inc.* 0.875%, 11/15/22	2,914,474
11,350,000	Intel Corp. 3.250%, 08/01/39	18,674,552
196,000	Lam Research Corp. 0.500%, 05/15/16	247,312
6,600,000	LinkedIn Corp.*m 0.500%, 11/01/19	7,173,936
4,000,000	Mentor Graphics Corp. 4.000%, 04/01/31	5,490,300
9,400,000	Microchip Technology, Inc.*m 1.625%, 02/15/25	9,801,098
6,225,000	Micron Technology, Inc. 2.125%, 02/15/33	10,340,067
2,200,000	Novellus Systems, Inc.m 2.625%, 05/15/41	5,011,611
7,700,000	NVIDIA Corp. 1.000%, 12/01/18	11,280,307
3,400,000	NXP Semiconductors, NV*m 1.000%, 12/01/19	3,656,139
	ON Semiconductor Corp.m
6,400,000	1.000%, 12/01/20*^	6,304,544
4,900,000	2.625%, 12/15/26	5,866,721
1,550,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	2,400,431
3,100,000	Proofpoint, Inc.* 0.750%, 06/15/20	3,502,194
2,700,000	Red Hat, Inc. 0.250%, 10/01/19	3,455,352
8,800,000	Salesforce.com, Inc.m^ 0.250%, 04/01/18	11,461,780
7,600,000	SanDisk Corp. 1.500%, 08/15/17	12,128,194
6,075,000	ServiceNow, Inc.m 0.000%, 11/01/18	7,563,071
	SunEdison, Inc.
9,411,000	0.250%, 01/15/20*m	5,123,631
3,900,000	2.625%, 06/01/23*	1,850,999
898,000	2.000%, 10/01/18m^	690,239
5,125,000	SunPower Corp.m^ 0.750%, 06/01/18	6,415,859

PRINCIPAL AMOUNT		VALUE

3,200,000	Synchronoss Technologies, Inc.m 0.750%, 08/15/19	$3,261,392
	Take-Two Interactive Software, Inc.
2,600,000	1.000%, 07/01/18m^	4,156,776
1,825,000	1.750%, 12/01/16	3,201,981
	Twitter, Inc.
11,000,000	1.000%, 09/15/21	9,689,735
3,100,000	0.250%, 09/15/19	2,747,824
4,000,000	Verint Systems, Inc.^ 1.500%, 06/01/21	4,049,980
	Workday, Inc.
5,125,000	0.750%, 07/15/18m^	5,909,381
1,950,000	1.500%, 07/15/20	2,331,732
5,950,000	Yahoo!, Inc.m^ 0.000%, 12/01/18	5,949,851

		209,635,763

	Materials (0.9%)
4,865,000	Cemex, SAB de CV 3.720%, 03/15/20	4,383,706
2,800,000	RTI International Metals, Inc.m 1.625%, 10/15/19	2,866,528

		7,250,234

	TOTAL CONVERTIBLE BONDS (Cost $451,586,349)	456,541,279

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
687,000	United States Treasury Note~ 0.250%, 12/15/15 (Cost $686,967)	687,134

SYNTHETIC CONVERTIBLE SECURITIES (1.2%) ¤
Corporate Bonds (1.0%)
	Consumer Discretionary (0.2%)
25,000	Altice Luxembourg, SA* 7.750%, 05/15/22	24,141
10,000	Argos Merger Sub, Inc.*m 7.125%, 03/15/23	10,531
	CalAtlantic Group, Inc.m
100,000	6.625%, 05/01/20^	110,875
27,000	5.375%, 10/01/22	27,574
44,000	CCO Safari II, LLC*m 4.908%, 07/23/25	44,825
25,000	Century Communities, Inc.m 6.875%, 05/15/22	23,563
111,000	Cooper Tire & Rubber Companym^ 8.000%, 12/15/19	125,083
82,000	Dana Holding Corp.m^ 6.750%, 02/15/21	85,485
	DISH DBS Corp.
99,000	7.875%, 09/01/19m	108,529
66,000	6.750%, 06/01/21	68,434
57,000	5.125%, 05/01/20m	56,857

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

73,000	Dufry Finance, SCA*m 5.500%, 10/15/20	$76,011
27,000	GameStop Corp.*m 5.500%, 10/01/19	28,232
42,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	43,418
24,000	Goodyear Tire & Rubber Companym^ 8.250%, 08/15/20	25,110
43,000	Hasbro, Inc.m^ 6.600%, 07/15/28	49,572
	L Brands, Inc.
54,000	7.600%, 07/15/37m^	59,366
22,000	6.875%, 11/01/35*	22,853
15,000	5.625%, 02/15/22m	16,322
12,000	6.950%, 03/01/33m^	12,608
26,000	Liberty Interactive, LLCm 8.250%, 02/01/30	26,991
	Meritage Homes Corp.m
62,000	7.150%, 04/15/20^	68,006
35,000	7.000%, 04/01/22	38,303
34,000	NCL Corp., Ltd. - Class Cm 5.000%, 02/15/18	34,701
51,000	Netflix, Inc.m^ 5.375%, 02/01/21	53,964
51,000	Numericable-SFR SAS* 6.000%, 05/15/22	51,000
47,000	Outerwall, Inc.m 6.000%, 03/15/19	47,147
42,000	Penske Automotive Group, Inc.m 5.375%, 12/01/24	42,709
35,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	36,181
70,000	Royal Caribbean Cruises, Ltd.m 7.500%, 10/15/27	81,550
64,000	Service Corp. Internationalm^ 7.500%, 04/01/27	75,000
53,000	Six Flags Entertainment Corp.*m 5.250%, 01/15/21	54,954
54,000	Taylor Morrison Communities, Inc.*m 5.250%, 04/15/21	55,114
54,000	Time, Inc.*m 5.750%, 04/15/22	54,169
	Toll Brothers Finance Corp.m
77,000	5.625%, 01/15/24	82,294
21,000	4.000%, 12/31/18	21,866
	ZF North America Capital, Inc.*m
43,000	4.750%, 04/29/25	42,274
26,000	4.500%, 04/29/22	26,146

		1,911,758

	Consumer Staples (0.1%)
39,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	38,415

PRINCIPAL AMOUNT		VALUE

66,000	Fidelity & Guaranty Life Holdings, Inc.*m 6.375%, 04/01/21	$69,671
90,000	JBS USA, LLC*m^ 7.250%, 06/01/21	94,275
98,000	Land O’Lakes, Inc.*m 6.000%, 11/15/22	105,105
	Post Holdings, Inc.
33,000	7.375%, 02/15/22m	34,856
12,000	7.750%, 03/15/24*	12,885
57,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	61,097

		416,304

	Energy (0.1%)
61,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	47,123
	Berry Petroleum Company, LLCm
45,000	6.375%, 09/15/22	16,425
13,000	6.750%, 11/01/20	5,054
22,000	Bill Barrett Corp.m^ 7.000%, 10/15/22	14,768
37,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.*m 6.125%, 11/15/22	34,734
45,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	32,597
41,000	Calfrac Holdings, LP*m^ 7.500%, 12/01/20	23,216
	Calumet Specialty Products Partners, LP
42,000	7.625%, 01/15/22m	40,661
15,000	6.500%, 04/15/21	14,044
	Carrizo Oil & Gas, Inc.m
80,000	7.500%, 09/15/20	80,150
25,000	6.250%, 04/15/23	23,766
103,000	Cimarex Energy Companym^ 5.875%, 05/01/22	108,933
99,000	Drill Rigs Holdings, Inc.*^ 6.500%, 10/01/17	68,619
14,000	Eclipse Resources Corp.*^ 8.875%, 07/15/23	10,955
	Energy Transfer Equity, LPm
53,000	5.875%, 01/15/24	51,377
16,000	5.500%, 06/01/27	14,250
86,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	53,212
46,000	Gulfport Energy Corp.m^ 7.750%, 11/01/20	45,770
100,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	98,625
	Linn Energy, LLC / Linn Energy Finance Corp.m
27,000	8.625%, 04/15/20	7,037
18,000	6.500%, 05/15/19	4,939
56,000	MarkWest Energy Partners, LPm 4.875%, 06/01/25	52,815

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	15

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

	Oasis Petroleum, Inc.m
76,000	6.500%, 11/01/21	$65,312
23,000	6.875%, 01/15/23^	19,909
41,000	Pacific Drilling, SA*m 5.375%, 06/01/20	21,602
50,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	40,625
14,000	Rice Energy, Inc.* 7.250%, 05/01/23	13,221
91,000	SEACOR Holdings, Inc.m^ 7.375%, 10/01/19	92,308
30,000	Seventy Seven Operating, LLCm 6.625%, 11/15/19	17,794
33,000	SM Energy Companym 6.500%, 11/15/21	32,773
65,000	Trinidad Drilling, Ltd.*m 7.875%, 01/15/19	61,953
117,000	W&T Offshore, Inc. 8.500%, 06/15/19	52,504
50,000	Western Refining, Inc.m 6.250%, 04/01/21	49,844

		1,316,915

	Financials (0.1%)
44,000	AON Corp.m^ 8.205%, 01/01/27	55,605
68,000	Black Knight InfoServ, LLCm 5.750%, 04/15/23	71,323
37,000	Brookfield Residential Properties, Inc.* 6.375%, 05/15/25	35,705
	DuPont Fabros Technology, LPm
24,000	5.875%, 09/15/21	25,170
17,000	5.625%, 06/15/23	17,351
36,000	Equinix, Inc.m 5.375%, 04/01/23	37,463
52,000	First Cash Financial Services, Inc.m 6.750%, 04/01/21	52,195
5,000	Iron Mountain, Inc.* 6.000%, 10/01/20	5,297
52,000	Jefferies Finance, LLC*m 7.375%, 04/01/20	51,090
42,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	38,666
100,000	Neuberger Berman Group, LLC*m^ 5.875%, 03/15/22	104,692
49,000	Quicken Loans, Inc.*m^ 5.750%, 05/01/25	48,694

		543,251

	Health Care (0.1%)
73,000	Acadia Healthcare Company, Inc.m 5.625%, 02/15/23	73,639

PRINCIPAL AMOUNT		VALUE

59,000	Alere, Inc. 6.500%, 06/15/20	$61,139
68,000	Community Health Systems, Inc.m 7.125%, 07/15/20	69,827
56,000	DaVita HealthCare Partners, Inc.m 5.125%, 07/15/24	57,015
	Endo International, PLC*‡
136,000	7.250%, 12/15/20m	140,675
12,000	7.750%, 01/15/22	12,465
	HCA Holdings, Inc.m
145,000	5.875%, 05/01/23	154,606
35,000	6.250%, 02/15/21	38,281
19,000	Hologic, Inc.*m 5.250%, 07/15/22	19,772
33,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 6.375%, 08/01/23	33,021
23,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	21,663
16,000	Surgical Care Affiliates, Inc.* 6.000%, 04/01/23	16,130
112,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	113,750
	Valeant Pharmaceuticals International, Inc.*
113,000	7.000%, 10/01/20m^	104,172
9,000	5.875%, 05/15/23m	7,633
7,000	5.500%, 03/01/23	5,911
17,000	VPII Escrow Corp.*m 6.750%, 08/15/18	16,373

		946,072

	Industrials (0.1%)
85,000	ACCO Brands Corp.m 6.750%, 04/30/20	90,897
113,000	Deluxe Corp.m 6.000%, 11/15/20	119,568
50,000	Edgen Murray Corp.* 8.750%, 11/01/20	53,282
40,000	Garda World Security Corp.* 7.250%, 11/15/21	36,625
51,000	GrafTech International, Ltd.m 6.375%, 11/15/20	29,771
83,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	85,179
	Icahn Enterprises, LPm
57,000	5.875%, 02/01/22^	58,781
43,000	6.000%, 08/01/20^	44,989
10,000	4.875%, 03/15/19	10,250
64,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	66,560
	Meritor, Inc.m
37,000	6.250%, 02/15/24	35,566
29,000	6.750%, 06/15/21	28,692

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE

	Michael Baker International, LLC*m
38,000	8.250%, 10/15/18	$37,501
28,000	8.875%, 04/15/19	22,820
54,000	Navistar International Corp. 8.250%, 11/01/21	42,356
33,000	Nortek, Inc.m 8.500%, 04/15/21	35,186
60,000	Terex Corp.m 6.000%, 05/15/21	59,662
37,000	Titan International, Inc.m 6.875%, 10/01/20	31,635
43,000	TransDigm, Inc. 5.500%, 10/15/20	43,484
42,000	United Continental Holdings, Inc.m 6.375%, 06/01/18	44,651
	United Rentals North America, Inc.m
100,000	7.625%, 04/15/22	108,625
25,000	6.125%, 06/15/23	26,141

		1,112,221

	Information Technology (0.1%)
58,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	61,480
	Amkor Technology, Inc.m
60,000	6.375%, 10/01/22^	58,313
17,000	6.625%, 06/01/21	16,819
21,000	Anixter, Inc.* 5.500%, 03/01/23	21,709
145,000	Belden, Inc.*m 5.500%, 09/01/22	144,003
62,000	Cardtronics, Inc.m 5.125%, 08/01/22	60,566
51,000	CommScope Technologies Finance, LLC*m 6.000%, 06/15/25	51,956
118,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	128,841
73,000	J2 Global, Inc.m 8.000%, 08/01/20	77,654
55,000	Nuance Communications, Inc.*m^ 5.375%, 08/15/20	55,997
36,000	NXP Semiconductors, NV*m 5.750%, 02/15/21	38,025
82,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	84,973
62,000	ViaSat, Inc.m 6.875%, 06/15/20	65,565

		865,901

	Materials (0.1%)
16,000	Alcoa, Inc.^ 5.125%, 10/01/24	15,870
60,000	ArcelorMittal, SA 6.125%, 06/01/25	51,900
26,000	Chemtura Corp.m 5.750%, 07/15/21	26,406

PRINCIPAL AMOUNT		VALUE
	First Quantum Minerals, Ltd.*
14,000	7.000%, 02/15/21	$10,517
13,000	6.750%, 02/15/20	9,969

	FMG Resources (August 2006) Pty, Ltd.*^
25,000	8.250%, 11/01/19	21,125
14,000	9.750%, 03/01/22	14,035
80,000	Greif, Inc.m 7.750%, 08/01/19	89,100
	INEOS Group Holdings, SA*^
40,000	6.125%, 08/15/18	40,525
22,000	5.875%, 02/15/19	21,972
70,000	New Gold, Inc.*m 7.000%, 04/15/20	65,669
43,000	PH Glatfelter Companym 5.375%, 10/15/20	43,484
	Sealed Air Corp.*m
37,000	6.500%, 12/01/20	41,556
16,000	5.250%, 04/01/23	16,740
73,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	73,639
51,000	United States Steel Corp.m^ 6.875%, 04/01/21	36,975

		579,482

	Telecommunication Services (0.1%)
37,000	CenturyLink, Inc.m 6.750%, 12/01/23	36,789
	Frontier Communications Corp.
51,000	7.625%, 04/15/24m	45,900
36,000	11.000%, 09/15/25*	37,755
7,000	10.500%, 09/15/22*	7,267
5,000	6.875%, 01/15/25m	4,337
	Intelsat, SA
102,000	7.750%, 06/01/21	61,646
7,000	8.125%, 06/01/23	4,182
4,000	Neptune Finco Corp.* 10.125%, 01/15/23	4,225
43,000	SBA Communications Corp.m 5.625%, 10/01/19	45,016
	Sprint Corp.m
204,000	7.875%, 09/15/23	189,210
27,000	7.125%, 06/15/24	23,760
19,000	7.250%, 09/15/21	17,468
85,000	T-Mobile USA, Inc.m 6.625%, 04/01/23	86,966

		564,521

	Utilities (0.0%)
54,000	AES Corp.m 7.375%, 07/01/21	57,713
90,000	AmeriGas Finance Corp.m^ 7.000%, 05/20/22	95,006

		152,719

	TOTAL CORPORATE BONDS	8,409,144

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	17

Schedule of Investments    October 31, 2015

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.0%)
13,000	United States Treasury Note~ 0.250%, 12/15/15	$13,002

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.2%) #
	Consumer Discretionary (0.1%)
1,585	Lennar Corp. Call, 01/15/16, Strike $48.00	645,887

	Information Technology (0.1%)
3,250	Xilinx, Inc. Call, 01/15/16, Strike $47.00	840,125

	TOTAL PURCHASED OPTIONS	1,486,012

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $10,600,185)	9,908,158

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (23.6%)
	Consumer Discretionary (1.5%)
91,550	Fiat Chrysler Automobiles, NV 7.875%	11,757,675

	Consumer Staples (1.9%)
54,000	Bunge, Ltd.m 4.875%	5,281,875
30,800	Post Holdings, Inc.m 5.250%	3,749,900
130,000	Tyson Foods, Inc.m 4.750%	6,805,500

		15,837,275

	Energy (1.1%)
19,133	Chesapeake Energy Corp.m 5.750%	7,280,107
69,300	Southwestern Energy Companym 6.250%	1,943,172

		9,223,279

	Financials (5.3%)
207,200	Affiliated Managers Group, Inc.m^ 5.150%	12,082,350
	American Tower Corp.
64,000	5.250%m	6,809,600
16,650	5.500%	1,739,925
93,000	Crown Castle International Corp.m 4.500%	9,883,110
130,225	Welltower, Inc. 6.500%	7,697,600
103,333	Weyerhaeuser Companym 6.375%	5,186,283

		43,398,868

NUMBER OF SHARES		VALUE

	Health Care (5.9%)
21,750	Allergan, PLC 5.500%	$22,764,202
49,750	Amsurg Corp.m 5.250%	6,707,793
406,700	Anthem, Inc. 5.250%	18,927,818

		48,399,813

	Industrials (2.1%)
	Stanley Black & Decker, Inc.
91,966	4.750%	13,358,061
16,750	6.250%m	2,011,005
17,750	Stericycle, Inc. 5.250%	1,654,655

		17,023,721

	Information Technology (0.2%)
2,145	SunEdison, Inc.m 6.750%	1,362,075

	Materials (0.3%)
70,000	Alcoa, Inc. 5.375%	2,214,100

	Telecommunication Services (2.0%)
58,870	Frontier Communications Corp. 11.125%	5,835,783
128,000	Intelsat, SA^ 5.750%	2,438,400
125,650	T-Mobile USA, Inc.m 5.500%	8,354,469

		16,628,652

	Utilities (3.3%)
170,000	Dominion Resources, Inc.m 6.375%	8,437,100
130,000	Exelon Corp.m 6.500%	5,428,800
	NextEra Energy, Inc.m
200,017	5.799%	11,004,935
42,000	6.371%	2,207,520

		27,078,355

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $209,177,553)	192,923,813

COMMON STOCKS (0.6%)
	Financials (0.2%)
13,850	American International Group, Inc.m	873,381
190,000	Och-Ziff Capital Management Group, LLC - Class Am^	1,330,000

		2,203,381

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    October 31, 2015

NUMBER OF SHARES		VALUE

		Industrials (0.4%)
30,780	United Technologies Corp.m	$3,029,060

	TOTAL COMMON STOCKS (Cost $6,859,500)	5,232,441

SHORT TERM INVESTMENT (7.4%)
60,528,350	Fidelity Prime Money Market Fund - Institutional Class (Cost $60,528,350)	60,528,350

	TOTAL INVESTMENTS (144.4%) (Cost $1,210,305,144)	1,180,383,065

LIABILITIES, LESS OTHER ASSETS (-44.4%)		(362,892,468)

NET ASSETS (100.0%)		$817,490,597

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $672,821,201. $153,517,560 of the collateral has been re-registered by one of the counterparties, BNP (see Note 7—Borrowings).

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $700,136.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	$55,000,000	$(409,397)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	40,000,000	(311,596)

					$(720,993)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	19

Statement of Assets and Liabilities    October 31, 2015

ASSETS
Investments in securities, at value (cost $1,210,305,144)	$1,180,383,065
Receivables:
Accrued interest and dividends	10,857,145
Investments sold	11,629,802
Prepaid expenses	20,210
Other assets	196,374
Total assets	1,203,086,596
LIABILITIES
Unrealized depreciation on interest rate swaps	720,993
Payables:
Notes payable	353,000,000
Investments purchased	30,611,469
Affiliates:
Investment advisory fees	790,625
Deferred compensation to trustees	196,374
Financial accounting fees	11,396
Trustees’ fees and officer compensation	13,002
Other accounts payable and accrued liabilities	252,140
Total liabilities	385,595,999
NET ASSETS	$817,490,597
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 69,997,487 shares issued and outstanding	$852,116,503
Undistributed net investment income (loss)	(10,099,412)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	6,116,810
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	(30,643,304)
NET ASSETS	$817,490,597
Net asset value per common shares based upon 69,997,487 shares issued and outstanding	$11.68

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Year Ended October 31, 2015

INVESTMENT INCOME
Interest	$49,739,057
Dividends	10,015,239
Securities lending income	123,362
Total investment income	59,877,658

EXPENSES
Investment advisory fees	9,992,091
Interest expense and related fees	2,990,295
Tax expense	2,532,146
Financial accounting fees	143,871
Printing and mailing fees	141,243
Legal fees	131,558
Accounting fees	78,557
Trustees’ fees and officer compensation	72,715
Audit fees	58,881
Custodian fees	36,705
Transfer agent fees	28,260
Registration fees	14,783
Other	107,917
Total expenses	16,329,022
NET INVESTMENT INCOME (LOSS)	43,548,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	14,355,029
Purchased options	579,284
Foreign currency transactions	(10,280)
Written options	211,436
Interest rate swaps	(856,031)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(100,034,810)
Purchased options	(1,779,756)
Foreign currency translations	803
Interest rate swaps	(3,238)
NET GAIN (LOSS)	(87,537,563)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(43,988,927)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	21

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31
	2015	2014
OPERATIONS
Net investment income (loss)	$43,548,636	$49,479,812
Net realized gain (loss)	14,279,438	43,611,488
Change in unrealized appreciation/(depreciation)	(101,817,001)	1,771,193
Net increase (decrease) in net assets applicable to shareholders resulting from operations	(43,988,927)	94,862,493

DISTRIBUTIONS FROM
Net investment income	(56,919,151)	(64,693,356)
Net realized gains	(1,309,468)	(13,094,680)
Return of capital	(21,388,022)	—
Net decrease in net assets from distributions	(79,616,641)	(77,788,036)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	6,895,228	18,993,817
Offering costs on shares	(311,846)	(136,211)
Reinvestment of distributions resulting in the issuance of stock	2,810,011	4,420,769
Net increase (decrease) in net assets from capital stock transactions	9,393,393	23,278,375
TOTAL INCREASE (DECREASE) IN NET ASSETS	(114,212,175)	40,352,832

NET ASSETS
Beginning of year	$931,702,772	$891,349,940
End of year	817,490,597	931,702,772
Undistributed net investment income (loss)	$(10,099,412)	$(10,395,006)

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Year Ended October 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(43,988,927)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(474,312,910)
Net purchases of short term investments	(6,309,686)
Proceeds paid on closing written options	(33,871)
Proceeds from disposition of investment securities, including purchased options	521,437,758
Premiums received from written options	245,307
Amortization and accretion of fixed-income securities	(8,440,035)
Net realized gains/losses from investments, excluding purchased options	(14,355,029)
Net realized gains/losses from purchased options	(579,284)
Net realized gains/losses from written options	(211,436)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	100,034,810
Change in unrealized appreciation or depreciation on purchased options	1,779,756
Change in unrealized appreciation or depreciation on interest rate swaps	3,238
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	1,971,695
Prepaid expenses	(8,329)
Other assets	2,004
Increase/(decrease) in liabilities:
Payables to affiliates	(66,981)
Other accounts payable and accrued liabilities	55,168
Net cash provided by/(used in) operating activities	$77,223,248

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	6,895,228
Offering costs related to shares sold	(311,846)
Distributions to shareholders	(76,806,630)
Repayment of notes payable	(7,000,000)
Net cash provided by/(used in) financing activities	$(77,223,248)
Net increase/(decrease) in cash	$—
Cash at beginning of year	$—
Cash at end of year	$—
Supplemental disclosure
Cash paid for interest and related fees	$2,928,598
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$2,810,011

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	23

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 – 2014 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	25

Notes to Financial Statements

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $196,374 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2015. The Fund obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2015.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year ended October 31, 2015 were as follows:

Cost of purchases	$430,548,558
Proceeds from sales	466,293,802

The following information is presented on a federal income tax basis as of October 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

The cost basis of investments for federal income tax purposes at October 31, 2015 was as follows:

Cost basis of investments	$1,222,260,906

Gross unrealized appreciation	68,069,551
Gross unrealized depreciation	(109,947,392)

Net unrealized appreciation (depreciation)	$(41,877,841)

Note 4 – Income Taxes

For the fiscal year ended October 31, 2015, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(22,354,631)
Undistributed net investment income/(loss)	35,054,131
Accumulated net realized gain/(loss) on investments	(12,699,500)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2015 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
Distributions paid from:
Ordinary income	$56,919,151	$64,693,356
Long-term capital gains	1,309,468	13,094,680
Return of capital	21,388,022	—

As of October 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	8,143,867

Total undistributed earnings	8,143,867
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(42,599,066)

Total accumulated earnings/(losses)	(34,455,199)
Other	(170,707)
Paid-in-capital	852,116,503

Total	$817,490,597

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

For the year ended October 31, 2014, the Fund’s investors realized $21,638,852 of taxable net long-term capital gains, of which $7,234,704 were retained by the Fund and the balance distributed to shareholders in the form of dividends. The Fund has paid the required capital gains tax on the retained gains of $2,532,146 as reflected on the Statement of Operations as a tax expense.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	27

Notes to Financial Statements

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 69,997,487 shares outstanding at October 31, 2015. Calamos Advisors owned 24,474 of the outstanding shares at October 31, 2015. Transactions in common shares were as follows:

	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
Beginning shares	69,263,034	67,547,533
Shares sold	517,519	1,386,924
Shares issued through reinvestment of distributions	216,934	328,577

Ending shares	69,997,487	69,263,034

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the fiscal year had net proceeds received in excess of net value of $80,600.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2015.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2015, the Fund had outstanding purchased options as listed on the Schedule of Investments. For the year ended October 31, 2015, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—
Option written	930	245,307
Options closed	(930)	(245,307)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2015	—	$—

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2015, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	29

Notes to Financial Statements

As of October 31, 2015, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest Rate Swaps(1)	$—	$720,993
Options purchased(2)	1,486,012	—

	$1,486,012	$720,993

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of October 31, 2015:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$—	$720,993	$700,136	$—	$20,857

		$—	$720,993	$700,136	$—	$20,857

(1)	Generally, the Statement of Assets and Liabilities location for ‘Interest rate swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is “Investments in securities, at value.”

For the year ended October 31, 2015, the volume of derivative activity for the Fund is reflected below:*

VOLUME
Options purchased	20,265
Options Written	930

*	Activity during the period is measured by opened number of contracts for options purchased and written.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $215.0 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $215.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the year ended October 31, 2015, the average borrowings under the Agreements were $359 million. For the year ended October 31, 2015, the average interest rate was 0.74%. As of October 31, 2015, the amount of total outstanding borrowings was $353.0 million ($176.5 million under the BNP Agreement and $176.5 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on October 31, 2015 was 0.90%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Notes to Financial Statements

Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As October 31, 2015, the Fund used approximately $47.0 million of its cash collateral to offset the SSB Agreement, representing 4.0% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates. As of October 31, 2015, approximately $46.1 million of securities were on loan ($46.1 million of fixed income securities and $0.0 million of equity securities) which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposes of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt and is not a maintenance test.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	31

Notes to Financial Statements

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$454,561,890	$—	$454,561,890
Convertible Bonds	—	456,541,279	—	456,541,279
U.S. Government and Agency Security	—	687,134	—	687,134
Synthetic Convertible Securities (Corporate Bonds)	—	8,409,144	—	8,409,144
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	13,002	—	13,002
Synthetic Convertible Securities (Purchased Options)	1,486,012	—	—	1,486,012
Convertible Preferred Stocks	151,409,831	41,513,982	—	192,923,813
Common Stocks U.S.	5,232,441	—	—	5,232,441
Short Term Investment	60,528,350	—	—	60,528,350

Total	$218,656,634	$961,726,431	$—	$1,180,383,065

Liabilities:
Interest Rate Swaps	$—	$720,993	$—	$720,993

Total	$—	$720,993	$—	$720,993

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.45	$13.20	$12.45	$12.31	$12.84
Income from investment operations:
Net investment income (loss)*	0.62	0.72	0.75	0.81	0.83
Net realized and unrealized gain (loss)	(1.25)	0.67	1.14	0.47	(0.23)
Total from investment operations	(0.63)	1.39	1.89	1.28	0.60
Less distributions to common shareholders from:
Net investment income	(0.81)	(0.95)	(1.14)	(1.14)	(0.84)
Net realized gains	(0.02)	(0.19)	—	—	—
Return of capital	(0.31)	—	—	—	(0.30)
Total distributions	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	— (a)	— (a)	—	— (a)	0.01
Net asset value, end of year	$11.68	$13.45	$13.20	$12.45	$12.31
Market value, end of year	$10.41	$13.69	$13.09	$12.51	$12.09
Total investment return based on:(b)
Net asset value	(4.69% )	10.90%	16.08%	11.05%	4.92%
Market value	(16.54% )	13.83%	14.56%	13.62%	1.08%
Net assets, end of year (000)	$817,491	$931,703	$891,350	$840,737	$827,339
Ratios to average net assets applicable to common shareholders:
Net expenses	1.84%	1.47%	1.49%	1.57%	1.55%
Gross expenses prior to expense reductions and earnings credits	1.84%	1.47%	1.49%	1.57%	1.55%
Net expenses, excluding interest expense	1.50%	1.18%	1.17%	1.17%	1.19%
Net investment income (loss)	4.90%	5.38%	5.92%	6.60%	6.56%
Portfolio turnover rate	36%	40%	62%	56%	44%
Average commission rate paid	$0.0303	$0.0294	$0.0295	$0.0230	$0.0222
Asset coverage per $1,000 of loan outstanding(c)	$3,316	$3,588	$3,547	$3,950	$3,903

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Convertible Opportunities and Income Fund

We have audited the accompanying statement of assets and liabilities of Calamos Convertible Opportunities and Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Convertible Opportunities and Income Fund as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2015

34	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on July 16-17, 2015, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2016, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreement and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by Morningstar, an independent third party service provider (“Morningstar”). The performance periods considered by the Board ended on March 31, 2015. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Category median during the five- and ten-year periods, though it underperformed in the shorter periods.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	35

Trustee Approval of the Management Agreement    (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Morningstar, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board considered that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group, though the Fund’s management fee rate is higher than the Expense Group median.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

36	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $1,309,468 as capital gain dividends for the fiscal year ended October 31, 2015.

Under Section 854(b)(2) of the Code, the Fund hereby designates $2,544,043 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2015.

Under Section 854(b)(2) of the Code, the Fund hereby designates 4.35% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2015.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	37

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2015, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 75*	Trustee and President (since 2002) Term Expires 2017	27	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

John E. Neal, 65	Trustee (since 2002) Term Expires 2018	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 64	Trustee (since 2002) Term Expires 2017	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 71	Trustee (since 2004); Lead Independent Trustee (since 2005) Term Expires 2016	27	Private investor

David D. Tripple, 71	Trustee (since 2006) Term Expires 2018	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, 51	Trustee (since 2015) Term Expires 2016	27	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 55	Trustee (since 2015) Term Expires 2016	27	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non- profit association for investment management industry participants) (until 2015)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

****	Overseeing six portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

38	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2015, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Nimish S. Bhatt, 52	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 48	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 50	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 64	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 64	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Annual Meeting

The Fund held its annual meeting of shareholders on July 16, 2015. The purpose of the annual meeting was to elect two trustees to the Fund’s board of trustees for a three-year term, and two trustees to the Fund’s board of trustees for a one-year term, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Mr. John E. Neal and Mr. David D. Tripple were nominated for reelection as trustees for a three-year term until the 2018 annual meeting or until his successor is duly elected and qualified, Ms. Virginia G. Breen and Ms. Theresa A. Hamacher were nominated as new trustees for a one year-term beginning July 20, 2015 until the 2016 annual meeting or until her successor is duly elected and qualified, and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
Virginia G. Breen	61,269,958.686	1,206,294.110	0
Theresa A. Hamacher	61,232,673.796	1,243,579.000	0
John E. Neal	61,252,748.796	1,223,504.000	0
David D. Tripple	61,212,601.796	1,263,651.000	0

Messrs. Calamos, Marsh, Rybak, and Timbers’ terms of office as trustees continued after the meeting, though Mr. Marsh resigned from the board of trustees on July 18, 2015.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	39

Supplemental Information    (Unaudited)

On September 22, 2015, the Board of Trustees of the Fund adopted an amendment to the Fund’s By-Laws to establish the courts of the State of Delaware as the exclusive forum for any derivative action or proceeding brought on behalf of the Fund, any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer or other employee of the Fund, any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Fund’s Amended and Restated Agreement and Declaration of Trust or By-Laws, any action to interpret, apply, enforce or determine the validity of the Fund’s Amended and Restated Agreement and Declaration of Trust or By-Laws or any action asserting a claim governed by the internal affairs doctrine. The text of the amendment to the Fund’s By-Laws is set forth below. A copy of the Fund’s By-Laws shall be filed as an exhibit to the Fund’s Annual Report on Form N-SAR, filed with the Securities and Exchange Commission on or about December 30, 2015.

*     *     *

ARTICLE 12

Forum for Adjudication of Disputes

Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Amended and Restated Agreement and Declaration of Trust or these By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Amended and Restated Agreement and Declaration of Trust or these By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this Article 12, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in this Article 12.

If any Covered Action is filed in a court other than the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware (a “Foreign Action”) in the name of any Shareholder, such Shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware in connection with any action brought in any such courts to enforce the first paragraph of this Article 12 (an “Enforcement Action”) and (ii) having service of process made upon such Shareholder in any such Enforcement Action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder. Furthermore, except to the extent prohibited by any provision of the Delaware Statutory Trust Act or the Amended and Restated Agreement and Declaration of Trust, if any Shareholder shall initiate or assert a Foreign Action without the written consent of the Trust, then each such Shareholder shall be obligated jointly and severally to reimburse the Trust and any officer or Trustee of the Trust made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this Article 12.

If any provision or provisions of this Article 12 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Article 12 (including, without limitation, each portion of any sentence of this Article 12 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

40	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	41

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

42	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	43

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2015, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos investments LLC.

CHIANR 1790 2015

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has six audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2014	10/31/2015
Audit Fees(a)	$44,711	$55,945
Audit-Related Fees(b)	$27,653	$28,974
Tax Fees(c)	$—	$—
All Other Fees(d)	$—	$—

Total	$72,364	$84,919

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2014	10/31/2015
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Co-Chief Investment Officers and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Chairman, CEO and Global Co-CIO of CALAMOS ADVISORS and its predecessor company. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013, prior thereto he was a senior strategy analyst between July 2002 and July 2010. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Jeremy Hughes joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Hughes was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2008. Christopher Langs joined CALAMOS ADVISORS in June 2013 as a Co-Portfolio Manager. Prior thereto, Mr. Langs was a Vice President and Senior High Yield Portfolio Manager at Aviva Investors since 2006. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. Prior thereto, Mr. Pars was President at Mulligan Partners LLC from October 2006 until February 2009. David Kalis joined CALAMOS ADVISORS in February 2013 and has been a Co-CIO, Head of U.S. Growth Equity Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between March 2013 and September 2015 he was a Co-Portfolio Manager. Previously, he was a Managing Partner at Charis Capital Management LLC from 2010 until 2013. Prior thereto, Mr. Kalis was Senior Vice President, Institutional Asset Management Group at Northern Trust Global Investments from 2006 to 2009.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2015

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	29	20,465,479,064	9	827,819,239	1,813	1,731,981,241
John Hillenbrand	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Jon Vacko	25	16,554,424,319	9	827,819,239	1,813	1,731,981,241
Eli Pars	21	17,396,048,845	5	530,797,218	1,813	1,731,981,241
David Kalis	18	14,032,695,797	7	702,488,609	1,813	1,731,981,241
Dennis Cogan	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Nick Niziolek	14	9,671,426,597	7	711,785,000	1,813	1,731,981,241
Jeremy Hughes	8	6,837,229,144	1	12,239,755	0	—
Christopher Langs	8	6,837,229,144	1	12,239,755	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2015

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	799,806,374	0	—	0	—
John Hillenbrand	2	799,806,374	0	—	0	—
Jon Vacko	2	799,806,374	0	—	0	—
Eli Pars	2	799,806,374	0	—	0	—
David Kalis	1	192,390,005	0	—	0	—
Dennis Cogan	2	799,806,374	0	—	0	—
Nick Niziolek	2	799,806,374	0	—	0	—
Jeremy Hughes	0	—	0	—	0	—
Christopher Langs	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2015, John P. Calamos, Sr. our Global Co-CIOs, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. Their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries.

As of October 31, 2015, Jon Vacko, John Hillenbrand, Eli Pars, Jeremy Hughes, Christopher Langs, Dennis Cogan, David Kalis and Nick Niziolek receive all of their compensation from Calamos Advisors. They each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

The amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The portfolio managers’ compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos Advisors. All portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Unless terminated early, the stock options have a ten-year term. Grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

The compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2015 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos Advisors over a blended short- and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

(a)(4) As of October 31, 2015, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant

John P. Calamos Sr.	$100,001-$500,000

Dave Kalis	None

Dennis Cogan	None

Nick Niziolek	None

John Hillenbrand	None

Jeremy Hughes	None

Eli Pars	None

Chris Langs	None

Jon Vacko	$1-$10,000

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 22, 2015

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 22, 2015

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 22, 2015